                                                                      EXHIBIT 6


                      ARTHUR ANDERSEN LLP


           CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 33-83650 for Hartford Life and Annuity Insurance Company Separate Account Five on Form S-6.


                                   /s/ Arthur Andersen LLP

Hartford, Connecticut
September 28, 1998